Exhibit 99.1

September 2026 Fixed Income Investor Presentation

2 Forward–Looking Statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company's future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases "may," "will," "should," "could," "would," "goal," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," "target," "aim," "predict," "continue," "seek," and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company's control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes or the lack of changes in government interest rate policies and the associated impact on the Company's business, net interest margin, and mortgage operations, (3) increased competition for deposits, (4) changes in the quality or composition of the Company's loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio, (5) any deterioration in commercial real estate market fundamentals, (6) the Company's ability to identify potential candidates for, consummate, and achieve synergies from acquisitions, including risks that cost savings and other synergies from completed or future acquisitions may not be realized (or may be less than or delayed from expectations), challenges in integrating acquired businesses, disruptions to customer, employee, or other relationships, diversion of management attention, and the ability to effectively manage larger or more complex operations post-transaction, (7) the Company's ability to manage any unexpected outflows of uninsured deposits and to avoid selling investment securities or other assets at an unfavorable time or at a loss, (8) the Company's ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, and changes in accounting standards, (10) the effectiveness of the Company's controls and procedures to detect, prevent, mitigate and otherwise manage the risk of fraud or misconduct by internal or external parties, including attempted physical-security and cybersecurity attacks, denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data-corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions, and intentional acts of destruction, (11) the Company's dependence on information technology systems of third-party service providers and the risk of systems failures, interruptions, or breaches of security, (12) the impact, extent and timing of technological changes, including the adoption and use of artificial intelligence and other emerging technologies, (13) concentrations of credit or deposit exposure, (14) the impact of natural disasters, pandemics, acts or escalation of war or acts of terrorism, or other catastrophic events, (15) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, (16) the Company's ability to attract, and retain key employees in a competitive labor market, (17) the Company's ability to access capital and liquidity on terms acceptable to us, and/or (18) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in any of the Company's subsequent filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward- looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

3 Use of Non-GAAP Financial Measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non- GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre- provision net revenue, consolidated and segment adjusted revenue, consolidated and segment adjusted noninterest expense and adjusted noninterest income, consolidated and segment adjusted efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP financial measures excludes certain income and expense items that the Company's management considers to be adjusted in nature. The Company refers to these non-GAAP financial measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP financial measures excludes the impact of goodwill and other intangibles. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of the its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of the Company's operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-adjusted gains and charges in the current and prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company's results to the results of other companies. However, the non- GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures. This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. These securities are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or public or private insurer. Neither the Securities Exchange Commission ("SEC") nor any other regulatory body has approved or disapproved of the securities of the Company or passed on the adequacy or accuracy of this presentation. Any representation to the contrary is a criminal offense. The Company's subordinated notes are not a deposit account of its subsidiary bank and are not insured by the FDIC or any other governmental agency. Except as otherwise indicated, this presentation speaks as of the date hereof. The Company has filed a registration statement (including a prospectus) (File No. 333-291507) and a preliminary prospectus supplement with the SEC for the offering of debt securities to which this presentation relates. Before you invest, you should read the prospectus and the preliminary prospectus supplement in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you copies of the prospectus and the preliminary prospectus supplement relating to the offering if you request it by calling the Company at 615-564-1212 or by contacting Keefe, Bruyette & Woods, A Stifel Company at USCapitalMarkets@kbw.com. This presentation may contain trademarks, service marks and trade names of third parties, which are the property of their respective owners. Our use or display of third parties' trademarks, service marks and trade names referred to in this presentation may appear without the , TM or SM symbols, but the omission of such references is not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable owner of these trademarks, service marks and trade names. Certain information contained in this presentation and oral statements made during this presentation relate to or are based upon publications and data obtained from third-party sources. While the Company believes these sources to be reliable as of the date of this presentation, the Company has not independently verified such information, and makes no representation as to its accuracy, adequacy, fairness or completeness.

4 Offering Overview 1 An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the subordinated notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency. No report of any rating agency is incorporated by reference herein. Issuer FB Financial Corporation (NYSE: FBK) Security Offered Fixed-to-Floating Rate Subordinated Notes Due 2036 Offering Size $100 million Expected Security Ratings¹ BBB (Stable) by Kroll Bond Rating Agency Format SEC Registered Term 10 Years Call 5 Years Use of Proceeds General corporate purposes, including providing capital to FirstBank to support its growth Sole Book-Running Manager Keefe, Bruyette & Woods, A Stifel Company

5 Our Executive Leadership Christopher T. Holmes President & CEO Age: 62 • President and Chief Executive Officer of FB Financial and FirstBank since 2013; President since 2012 • Joined FirstBank in 2010 as Chief Banking Officer and has served on both boards since 2010 • Director of Corporate Financial Services and Chief Retail Banking Officer at The South Financial Group • 19 years in the Memphis market with Ernst & Young, National Bank of Commerce and Trustmark National Bank; CPA (inactive) Michael M. Mettee Chief Financial & Operating Officer Age: 46 • Chief Financial Officer since 2020; additionally named Chief Operating Officer in October 2025 • Oversees finance, capital markets, treasury, investment management, Metro and Community banking, retail banking, credit and wealth management • Joined FirstBank in 2012 as Director of Capital Markets, later serving as CFO of Banking • Previously led budgeting, forecasting, product pricing and financial reporting for the retail bank at BBVA Compass Travis K. Edmondson Chief Credit Officer Age: 46 • Chief Credit Officer since October 2025 • Chief Banking Officer of FirstBank (2020 – 2025) • East Tennessee Regional President of FirstBank (2018 - 2020), overseeing financial centers, commercial real estate and private banking • Began his career at Clayton Bank and Trust in 2006 and was named Chief Executive Officer in 2013; joined FirstBank through its 2017 acquisition of Clayton Bank

COMPANY OVERVIEW

FB Financial Today

Company Overview

- Founded in 1906 in Scotts Hill, Tennessee — One of the longest continually operating banks in Tennessee; headquartered in Nashville
- Full-service commercial & consumer bank with complementary mortgage banking segment
- Leading Southeast community banking franchise with 90 full-service branches positioned across attractive Tennessee, Alabama, Georgia and Kentucky markets
- Local decision-making model deployed across a franchise spanning both metro and community markets
- Consistent profitability supported by robust capital, liquidity and strong asset quality
- Disciplined growth strategy supported by scalable platforms and technology to further drive efficiency
- Customer-focused — Ranked #1 for Retail Banking Customer Satisfaction in the South Central Region by the J.D. Power 2026 Retail Banking Satisfaction Study[SM]

Geographic Overview



Kentucky
Nashville
Jackson
Memphis
Tennessee
Knoxville
North Carolina
Asheville
Chattanooga
Huntsville
Mississippi
Birmingham
Atlanta
Alabama
Georgia
Columbus
Not pictured: Mortgage Only Location in Fair Hope, Alabama.

FirstBank Headquarters | Loan Production / Mortgage Only | FirstBank Branch

2026Q2 Financial Highlights (Three Months Ended)

$16.8bn Assets	$12.9bn Loans HFI	$14.3bn Deposits	1.44% ROAA	14.6% ROATCE[1]	3.95% NIM (FTE)	9.5% TCE / TA[1]	11.0% CET1 Ratio	1.51% ACL / Loans HFI
			1.45% Adj ROAA[1]	15.0% Adj ROATCE[1]				

[1]Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

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FirstBank

Recent Corporate History

	2022	2023	2024	2025	2026 YTD
Adj ROAA[1]	1.11%	1.11%	1.25%	1.37%	1.45%
Adj ROATCE[1]	12.3%	12.8%	12.9%	14.0%	15.1%
Total Assets	$12.8 bn	$12.6 bn	$13.2 bn	$16.3 bn	$16.8 bn

2024

- Market expansion into Asheville, NC and Tuscaloosa, AL
- Completed 2 securities portfolio restructure transactions totaling $526M sold and reinvested at a weighted average yield improvement of ~3.3%
- Continued focus on operating efficiency measures resulting in an adjusted efficiency ratio[1] of 54.6% in 4Q24, down from 61.7% in 4Q23
- Well-positioned with a strong balance sheet, evidenced by strong capital ratios:
  - 12.8% CET1
  - 15.2% RBC

2025

- Closed merger with Southern States Bancshares, Inc. ("SSBK")

SOUTHERN STATES BANCSHARES, INC.

- About SSBK:
  - Headquarters: Anniston, AL
  - Previously publicly traded as SSBK on the NASDAQ
  - Geography: East Alabama & West Georgia
  - 15 branches & 2 LPOs
  - $2.9 billion in Total Assets
  - Deal closed & systems converted in 3Q25

2026


JDPOWER
FIRSTBANK

✓ FirstBank **ranked #1 for Retail Banking Customer** Satisfaction in the South Central Region

✓ This award highlights FirstBank's **core values** by ranking the Company as **#1 in Trust & People**[2]

[1]Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2] Ranking for the South Central Region.

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Exceptional Markets

Tennessee Deposit Market Share[1]

Rank	Community Bank Rank[2]	Institution	Deposits ($mm)	Market Share	Branches
1	–	First Horizon Corp.	$31,032	13.3 %	135
2	–	Pinnacle Financial Partners Inc.	30,595	13.1	58
3	–	Regions Financial Corp.	22,906	9.8	193
4	–	Bank of America Corp.	16,823	7.2	53
5	–	Truist Financial Corp.	15,986	6.9	98
6	**1**	**FB Financial Corp.**	**9,713**	**4.2**	**70**
7	–	U.S. Bancorp	5,838	2.5	55
8	2	Wilson Bank Holding Co.	5,056	2.2	32
9	–	Fifth Third Bancorp	3,996	1.7	46
10	3	Simmons First National Corp.	3,956	1.7	44
11	–	Huntington Bancshares Inc.	3,069	1.3	31
12	4	SmartFinancial Inc.	3,059	1.3	25
13	5	Education Loan Finance Inc.	2,995	1.3	15
14	6	Lawrence Bancshares Inc.	2,793	1.2	30
15	7	Park National Corp.	2,184	0.9	26

Overview of Select Markets

MSA	% of Franchise	Community Bank Rank[2]	Deposits ($mm)	Market Share	# of Small Businesses[3]
Nashville, TN	36 %	1	$5,001	5.1 %	264,045
Chattanooga, TN-GA	8	1	1,055	6.9	56,685
Atlanta, GA	7	5	923	0.4	898,622
Knoxville, TN	6	5	793	3.0	88,499
Birmingham, AL	4	8	572	1.1	118,344

Demographic Profile[4]

Projected Population Change (2026 – 2031)



Top 3 MSAs
2.6%
4.2%
5.7%
3.8%
4.2%
U.S.
FBK Footprint
Nashville
Chattanooga
Atlanta

Projected Household Income Change (2026 – 2031)



Top 3 MSAs
11.3%
11.7%
14.7%
10.2%
11.4%
U.S.
FBK Footprint
Nashville
Chattanooga
Atlanta

[1] Market data per S&P Global as of June 30, 2025 and presented on a pro forma basis for announced acquisitions since June 30, 2025. [2] Community banks defined as banks with less than $25 billion in assets. [3] Per SBA Office of Advocacy's 2025 Small Business Profiles for Major Metropolitan Areas dataset, which counts small businesses (firms with fewer than 500 employees) by metropolitan statistical area (MSA), out of 389 major U.S. metro areas ranked. [4] Source: S&P Global. FBK Footprint is based on weighted average demographics of MSAs and counties not located in MSAs with weightings based on deposits in each market as of June 30, 2025.

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10 Investment Highlights Leading Regional Presence Dense franchise across attractive Southeast markets ✓Chartered in 1906 — one of the longest continually operating banks in Tennessee; local decision-making model across the footprint ✓90 full-service branches across Tennessee, Alabama, Kentucky and Georgia, plus commercial and consumer banking in Asheville, North Carolina ✓$16.8bn total assets | $14.3bn total deposits | $12.9bn loans HFI at 6/30/26 Strong Markets Metro & Community franchise across the Southeast ✓#6 market share and #1 community bank1 by market share in Nashville MSA2; top 10 in 7 additional MSAs throughout the footprint2 ✓Footprint extended through the ~$3bn Southern States Bancshares, Inc. merger completed July 1, 2025 — favorable Southeastern geography Balance Sheet Positioned For Stability Solid capital, reserve coverage and core deposit funding ✓11.0% CET 1 ratio | 12.9% total capital ratio | 9.5% tangible common equity / tangible assets³ ✓1.51% allowance for credit losses to loans HFI; net charge offs of 0.06% of average loans (annualized) ✓95.2% core deposits4 and 19.3% non-interest bearing deposits ✓89.7% loans HFI-to-deposit ratio ✓~2.43x liquidity coverage of uninsured/uncollateralized deposits inclusive of off-balance sheet capacity Consistent Earnings Power Top-tier returns, an expanding margin, and diversified revenue ✓ROA of 1.44%, GAAP ROE of 11.8% and return on average tangible common equity3 of 14.6% ✓Net interest margin of 3.95%, up 27 bps year-over-year on higher earning-asset yields and lower deposit costs ✓Efficiency ratio of 52.3% (52.0% adjusted, tax-equivalent basis3); $25.8mm of noninterest income — mortgage, investment services & trust, service charges, interchange Strong Management Team Experienced leadership with continuity at the top 1 Community banks defined as banks with less than $25 billion in assets. 2 Market data per S&P Global as of June 30, 2025 and presented on a pro forma basis for announced acquisitions since June 30, 2025. 3 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. 4 Core deposits defined as total deposits less brokered deposits ($685.9 million at 6/30/2026). ✓Forward-thinking Management team combining large-bank pedigree with community-banking operating model ✓Diverse financial services experience — Executives from Wells Fargo, Citizens Financial Group, Cadence Bank, Zions Bancorporation and BBVA Compass ✓Average industry experience of 22 years across the six executive officers; Chris Holmes has led the bank since 2013 and has 34 years of experience in the banking industry

FINANCIAL OVERVIEW

Balance Sheet Trends

Loans ($ millions)


$9,874
$12,298
$12,384
$12,504
$12,866
2Q25
3Q25
4Q25
1Q26
2Q26

Deposits ($ millions)


$11,403
$13,813
$13,910
$14,077
$14,347
2Q25
3Q25
4Q25
1Q26
2Q26

Assets ($ millions)


$13,354
$16,236
$16,300
$16,468
$16,796
2Q25
3Q25
4Q25
1Q26
2Q26

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13 $0.06 $0.43 $1.07 $1.10 $1.13 $0.88 $1.07 $1.16 $1.12 $1.14 2Q25 3Q25 4Q25 1Q26 2Q26 Diluted EPS Adjusted Diluted EPS 105.7% 63.2% 60.2% 55.2% 52.3% 56.9% 53.3% 56.3% 54.3% 52.0% 2Q25 3Q25 4Q25 1Q26 2Q26 Efficiency Adjusted Efficiency Ratio 0.9% 5.8% 14.4% 14.7% 14.6% 12.4% 14.7% 15.9% 15.3% 15.0% 2Q25 3Q25 4Q25 1Q26 2Q26 ROATCE Adjusted ROATCE 0.09% 0.58% 1.40% 1.43% 1.44% 1.26% 1.43% 1.51% 1.45% 1.45% 2Q25 3Q25 4Q25 1Q26 2Q26 ROAA Adjusted ROAA Profitability 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. 1 1 1 1 ROAA (%) ROATCE1 (%) Efficiency Ratio (%) Diluted EPS ($) 1

FirstBank

Net Interest Margin

Highlights

- ~$3mm increase in net interest income quarter over quarter
- Loan growth paired with stable contractual loan rates drove higher interest income
- ~$1.6mm net interest income benefit from 1 additional day in the quarter
- Lower cash balances supporting loan growth and reduced loan accretion partially offset gains in the quarter

Net Interest Income Rollforward *($ in thousands)*	
1Q26 Net Interest Income	146,774
Impact of changes in loans	4,188
Impact of changes in deposits	(24)
Impact of change in cash	(1,472)
Impact of change in loan accretion	(1,248)
Impact of day count	1,622
Impact of all other changes	(52)
2Q26 Net Interest Income	**149,788**

FTE NII / NIM Trend
($ millions)



$112.2
$148.1
$150.6
$146.8
$149.8
3.68%
3.95%
3.98%
3.94%
3.95%
2Q25
3Q25
4Q25
1Q26
2Q26
Net Interest Income (NII)
Net Interest Margin (NIM)

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15 9.23% 6.41% 3.32% (3.30%) (5.91%) (7.27%) +300 +200 +100 -100 -200 -300 Change in Future Net Interest Income (12 month Horizon) Change in Interest Rates 3.42% 3.57% 3.55% 3.50% 3.55% 3.68% 3.95% 3.98% 3.94% 3.95% 6.64% 6.70% 6.70% 6.51% 6.41% 6.44% 6.75% 6.64% 6.51% 6.48% 2.76% 2.77% 2.83% 2.70% 2.54% 2.48% 2.53% 2.40% 2.27% 2.26% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 NIM Yield on Loans Cost of Deposits Interest Rate Positioning Southeast Peers1 Median MRQ NIM: 3.82% 1 Peers include exchange-traded Southeast banks with total assets between $10 billion and $30 billion; excludes LOB due to business model considerations. Peer data per S&P Capital IQ Pro. NIM (FTE), Yield on Loans, Cost of Deposits Q2 2026 Interest Rate Sensitivity

16 Noninterest Income Mortgage Banking Income 43% Investment Services and Trust Income 17% Service Charges on Deposit Accounts 17% ATM and Interchange Fees 13% Other Income 10% ($34.5) $26.6 $28.8 $26.4 $25.8 $25.8 $27.3 $27.7 $25.9 $26.2 2Q25 3Q25 4Q25 1Q26 2Q26 NII Adjusted NII 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. 2 Excludes $377 thousand loss on sales / write downs of premises, OREO and other assets, net. • ~$1.1mm decrease in mortgage banking income driven by lower lock volumes due to continued market volatility and uncertainty • Incremental increase in service charges, interchange fees, and trust income in the quarter • 2Q25 includes securities loss of ~$61 million 1 Noninterest Income ($ millions) Q2 2026 Composition2 Commentary

17 Mortgage Results 2.86% 2.69% 2.97% 2.89% 2.49% 2Q25 3Q25 4Q25 1Q26 2Q26 Interest rate lock commitment volume ($mm) Mortgage gain on sale margin $402 $342 $279 $366 $380 $55 $90 $107 $124 $56 $457 $432 $386 $490 $436 2Q25 3Q25 4Q25 1Q26 2Q26 Purchase Refinance Highlights Mortgage Banking Segment ($ thousands) 2Q25 1Q26 2Q26 Total Revenue $ 15,674 $ 15,256 $ 14,917 Provision for loan losses 4,755 1,037 977 Noninterest expense 13,931 13,588 12,361 Pre-tax net contribution after allocations (3,012) 631 1,579 Total Assets 617,408 765,191 780,407 Efficiency Ratio 88.9% 89.1% 82.9% Adj Efficiency Ratio1 89.1% 89.6% 83.6% 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. • Mortgage segment pre-tax net contribution of $1.6 million in the quarter • Segment revenue decreased ~3%, impacted by a modest increase in market rates and continued market volatility • Lower personnel costs drove improved segment expense and efficiency ratio

18 Noninterest Expense Legal and Professional fees 2% Salaries, Commissions and Employee Benefits 58% Data Processing 3% Occupancy and Equipment Expense 8% Amortization 2% Other Expense 24% Advertising 3% $81.3 $109.9 $107.5 $95.2 $91.5 $78.5 $93.5 $100.4 $93.7 $91.4 2Q25 3Q25 4Q25 1Q26 2Q26 NIE Adjusted NIE • Lower expenses in the quarter and improved efficiency ratio • Decrease led by lower personnel costs in the quarter • 1Q26 finalization of M&I expenses, no such expenses in 2Q26 • Marginal increases in Software & Marketing costs • Lower expense base in 2Q25 (pre-SSBK merger) Noninterest Expense ($ millions) Q2 2026 Composition Commentary 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. 1

LOAN PORTFOLIO AND ASSET QUALITY

20 Loans HFI $9.87 $12.30 $12.38 $12.50 $12.87 6.44% 6.75% 6.64% 6.51% 6.48% 2Q25 3Q25 4Q25 1Q26 2Q26 Loans HFI / Total Yield ($ billions) Loans HFI Total Loan HFI Yield 1-4 family 15% 1-4 family HELOC 6% Multifamily 6% C&D 9% CRE 23% C&I 36% Other 5% Portfolio Mix $12.9 Billion 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. Note: Loan yield shown above includes a tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%. 1 2 • Total Loans HFI up $362 million in 2Q26 compared to 1Q26, or 11.7% annualized • Ending Loan HFI balances were $12.9 billion • Key loan growth categories include – +$168 million in CRE-NOO +$155 million in Resi RE +$48 million in CRE-OO +$27 million in C&I • 47.2% fixed rate / 52.8% variable rate • Loan yields down slightly on lower loan accretion, while contractual rates remained stable

Diversified Loan Portfolio

C&I[1] Exposure by Industry
($ millions)

Industry	C&I	CRE-OO	Total	% of Total
Real estate rental and leasing	$316	$269	$585	13%
Retail trade	109	420	529	12%
Manufacturing	237	263	500	11%
Other services (except public administration)	89	272	361	8%
Finance and insurance	341	18	359	8%
Health care and social assistance	52	235	287	6%
Wholesale trade	193	94	287	6%
Construction	187	91	278	6%
Accommodation and food services	73	200	273	6%
Transportation and warehousing	119	94	213	5%
Professional, scientific and technical services	123	60	183	4%
Arts, entertainment and recreation	74	65	139	3%
Information[3]	111	12	123	3%
Administrative and support and waste management and remediation services	88	34	122	3%
Other	148	126	274	6%
Total	**$2,260**	**$2,253**	**$4,513**	**100%**

CRE[2] exposure by type



Office 17%
Retail 19%
Hotel 17%
Warehouse/Industrial 22%
Land-Manufactured Housing 4%
Self Storage 5%
Healthcare Facility 2%
Assisted Living Facility 6%
Other 8%

C&D exposure by type



Multifamily 7%
Residential Development 33%
Construction 25%
Land 5%
Lots 3%
Commercial 39%
Land 20%
Self Storage 2%
Office 2%
Other 15%
Consumer 21%
Construction 14%
Land 7%

[1] C&I includes owner-occupied CRE. [2] Excludes owner-occupied CRE. [3]Includes certain "assignment of catalog" lending which pertains to a security interest in a borrower's intellectual property, at FirstBank this most notably applies to music catalogs.

21

22 Office Exposure Nashville 40% Memphis 5% Knoxville 3% Huntsville 6% Birmingham 14% Chattanooga 1% Other 7% Atlanta 12% Communities 12% Class A 22% Class B 44% Class C 12% Under $2 Million 22% Geographic exposure Note: Data is only non-owner occupied CRE & C&D loans. Data excludes medical office buildings. Credit detail by class Class Outstanding ($mm) Avg. Balance ($mm) Wtd. Avg. LTV Wtd. Avg Occupancy Class A > $2 million $114.7 $8.2 57.5% 88.9% Class B > $2 million 236.1 5.6 63.3% 80.4% Class C > $2 million 61.6 6.2 64.1% 82.7% Total > $2 million $412.4 $6.2 61.8% 83.1% Total < $2 million 118.5 0.6 N/A N/A Total Office $530.9 $1.9 N/A N/A Exposure by class • Office loans – • Represent ~4% of total Loans HFI population • 99% of portfolio is pass rated and current • 8% of portfolio matures by year-end 2026 • 50% fixed rate & 50% floating rate • Continuous monitoring of office loans greater than $2 million shows performance consistent with expectations • Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors

23 117% 111% 102% 91% 81% 76% 68% 67% 62% 64% 65% 66% 64% 64% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 C&D and CRE Loan Concentration 1 Excludes owner-occupied CRE. C&D / Tier 1 Capital + ACL (%) CRE1 / Tier 1 Capital + ACL (%) 287% 274% 264% 259% 250% 243% 239% 239% 234% 239% 263% 268% 260% 274% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 109% 103% 95% 85% 77% 71% 64% 63% 59% 60% 62% 63% 61% 61% C&D / Total Capital 267% 256% 247% 243% 235% 229% 226% 225% 222% 225% 252% 258% 250% 263% Southern States Bancshares, Inc. Transaction Close CRE1 / Total Capital

24 $5,746 $29,957 $2,428 $3,822 $9,655 0.02% 0.05% 0.05% 0.11% 0.06% 2Q25 3Q25 4Q25 1Q26 2Q26 Provision for Credit Losses & Net Charge Offs ($ thousands) Provision for Credit Losses NCO Ratio (ann.) Asset Quality Metrics $148.9 $185.0 $186.0 $186.3 $194.0 1.51% 1.50% 1.50% 1.49% 1.51% 2Q25 3Q25 4Q25 1Q26 2Q26 Allowance for Credit Losses & Coverage Ratio ($ millions) ACL ACL Coverage Ratio 13Q25 provision expense includes the impact of day one provision for non-PCD acquired loans and unfunded commitments. 2Includes other real estate owned and repossessed assets. Highlights 2 1 0.76% 0.76% 0.80% 0.78% 0.95% 0.16% 0.13% 0.17% 0.20% 0.19% 0.92% 0.89% 0.97% 0.98% 1.14% 2Q25 3Q25 4Q25 1Q26 2Q26 Nonperforming Assets / Total Assets Other NPAs Optional GNMA repurchase • Higher reserves in the quarter driven by strong loan growth, accounting for more-than-half of the QoQ increase • Remaining increase for two individually assessed loans, along with a modestly softer modeled economic forecast • Net charge-off ratio of ~0.06% remains in line with historical loss levels • NPAs driven by three unrelated relationships — two individually evaluated CRE credits (together carrying ~$2.9mm of specific reserves) and one well-collateralized credit with a near-term workout plan

25 1.51% 1.13% 1.20% 0.87% 2.14% 1.86% 1.82% 1.35% 3.10% 1.49% 1.14% 1.22% 1.00% 2.34% 1.45% 1.79% 1.37% 3.29% 1.51% 1.16% 1.39% 0.89% 2.37% 1.51% 1.77% 1.27% 3.29% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 2Q25 1Q26 2Q26 Allowance Modeling & Reserve Allocation ACL on loans HFI / Loans HFI by category Key forecast inputs1 3Q26 4Q26 1Q27 2Q27 National Unemployment Rate 4.5 4.8 5.0 5.0 CRE Price Index (0.1) 0.1 0.1 0.4 National Housing Price Index (1.5) (2.9) (0.4) 0.1 Prime Rate 6.7 6.7 6.7 6.6 1 Source: Moody's "June 2026 U.S. Macroeconomic Outlook" with scenario weighting, with the exception of the National Housing Price Index which also incorporates components of the Mortgage Bankers Association Mortgage Finance Forecast. • Modestly softer economic forecast driven by – • Slight increase in inflationary pressures • Moderation of forecasted GDP growth expectations • Persisting uncertainty with the Middle Eastern conflict • Delayed benefits of lower oil prices at quarter-end • Utilized a weighted approach in ACL economic forecast • 1.51% ACL coverage at period end

26 History of Prudent Credit Management 1 Annual average of all FDIC-Insured Institutions, per FRED. 2 Data as of the three months ended 6/30/26, annualized. Note: Data bank level per Call Report filings for years 2006-2011. 0.10% 0.20% 0.99% 1.57% 1.85% 0.70% 0.14% 0.35% 0.04% 0.10% 0.07% (0.13%) 0.00% 0.12% 0.22% 0.08% 0.02% 0.01% 0.14% 0.06% 0.06% 0.39% 0.59% 1.41% 2.56% 2.56% 1.57% 1.10% 0.69% 0.49% 0.44% 0.47% 0.50% 0.48% 0.51% 0.50% 0.25% 0.27% 0.51% 0.68% 0.63% 0.57% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 FBK Industry Average 1 2 Net Charge Offs / Average Loans (%)

FUNDING, LIQUIDITY & CAPITAL

28 Valuable Deposit Base Cost of deposits 19.2% 19.5% 18.9% 18.9% 19.3% 2.48% 2.53% 2.40% 2.27% 2.26% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2Q25 3Q25 4Q25 1Q26 2Q26 Noninterest-bearing as % of total deposits Cost of total deposits (%) Deposits by customer segment ($ billions) Highlights Noninterest -bearing checking 19% Interest- bearing checking 17% Money market & savings 40% Time 24% 36% Checking accounts Deposit composition $4.8 $6.0 $6.0 $6.1 $6.0 $4.8 $6.0 $6.2 $6.1 $6.3 $1.8 $1.8 $1.7 $1.9 $2.0 $11.4 $13.8 $13.9 $14.1 $14.3 2Q25 3Q25 4Q25 1Q26 2Q26 Consumer Commercial Public Total • Deposit balances grew at an annualized rate of 7.70% in the quarter • Customer deposits up ~$159 million, led by non-interest bearing and time deposits • Brokered deposits increased in the quarter, but remain minimal in the Company's customer-focused deposit funding strategy • Cost of deposits decreased to 2.26% • Uninsured and uncollateralized deposits represent 29% of total deposits

29 Cash and Cash Equivalents $1,112 Unpledged AFS Debt Securities $691 Equity Securities, at Fair Value $6 Unsecured Borrowing Capacity $4,013 FHLB Borrowing Capacity $2,106 Discount Window $2,138 2.43x Liquidity Coverage Ratio of Uninsured/Uncollateralized Deposits of $4.1 billion Liquidity Position $1,713 $1,890 $1,805 $1,795 $1,810 13.1% 11.9% 11.3% 11.2% 11.0% 2Q25 3Q25 4Q25 1Q26 2Q26 On-balance sheet liquidity On-balance sheet liquidity / tangible assets • Liquidity levels remain strong and well-above required regulatory thresholds • 2Q26 available sources of liquidity include $1.8 billion on- balance sheet and $8.3 billion in total other sources3 1 Includes brokered deposits and unsecured lines. 2 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. 3 Includes capacity from internal policy and does not include loans held at the REIT that could be pledged for additional capacity. 1 Liquidity Sources ($ millions) On-Balance Sheet Liquidity ($ millions) Commentary ~$10.1 billion 2

30 U.S. Government Agency Securities 49% Residential MBS 38% Commercial MBS 1% Municipal Securities 11% U.S. Treasury Securities <1% Corporate Securities <1% Overview of the Securities Portfolio • Securities portfolio makes up 9% of total assets and does not include any HTM securities • Unrealized losses in AOCI on securities totaled $51.8 million ($35.5 million, net of tax) • There were no AFS debt securities sold during three and six months ended June 30, 2026 • Weighted average yield 3.89% on a tax- equivalent basis • $829,803K pledged to secure public deposits and repurchase agreements Composition (Amortized Cost) Second Quarter Highlights Fixed / Floating Composition: 39% / 61% Average Holding Size: $4.6 million Effective Duration: ~2.4 Years ~$1.5 billion

31 11.3% 10.6% 10.3% 10.4% 10.1% 2Q25 3Q25 4Q25 1Q26 2Q26 Capital Position 12.3% 11.7% 11.4% 11.5% 11.0% 2Q25 3Q25 4Q25 1Q26 2Q26 10.4% 10.1% 9.8% 9.9% 9.5% 2Q25 3Q25 4Q25 1Q26 2Q26 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. 2For illustrative purposes only, assumes a $100 million subordinated debt raise. Qualifying subordinated debt is included in Tier 2 capital at its gross outstanding principal (par) amount of $100 million. Assumes 0% risk weighting on net subordinated debt proceeds. CET 1 Ratio (%) TCE / Tangible Assets(%)1 Leverage Ratio (%) Total Capital Ratio (%) Adjusted for $100mm sub debt issuance2 14.7% 13.6% 13.2% 13.4% 12.9% 13.5% 2Q25 3Q25 4Q25 1Q26 2Q26

32 Appendix

33 Pro Forma Consolidated Capital Note: Assumes 0% risk weighting on net subordinated debt proceeds. 1For illustrative purposes only, assumes a $100 million subordinated debt raise, net of customary offering and underwriting expenses, for net proceeds of $98.6 million. Qualifying subordinated debt is included in Tier 2 capital at its gross outstanding principal (par) amount of $100 million. 2Non-GAAP financial measure. Please refer to the appendix for a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP measure. As Reported $100mm Pro Forma FBK Sub Debt FBK ($ in millions) 6/30/2026 Issuance 1 6/30/2026 Regulatory Capital Components Tier 1 Capital $1,622 $1,622 Qualifying loan loss reserve $184 $184 Plus: Qualifying Subordinated Debt 84 100 184 Total Tier 2 $268 $368 Total Risk Based Capital $1,890 100 $1,990 Assets for Regulatory Ratios Risk Adjusted Assets $14,698 $14,698 Average assets for leverage ratio 16,021 99 16,120 TCE / TA Components Tangible Common Equity 2 $1,559 $1,559 Actual Assets 16,796 99 16,895 Tangible Assets 2 16,418 99 16,517 Capital Ratios Tangible Common Equity / Tangible Assets 2 9.5% 9.4% Leverage Ratio 10.1% 10.1% CET 1 Ratio 11.0% 11.0% Tier 1 Capital Ratio 11.0% 11.0% Total Capital Ratio 12.9% 13.5%

FirstBank

Double Leverage & Interest Coverage

($ in millions)	Fiscal Year Ended, 2022	2023	2024	2025	Three Months Ended 6/30/2026, Standalone	Offering Adjustments	Pro Forma [1]	
Double Leverage								
Bank-Level Equity	$1,332.8	$1,449.4	$1,527.3	$1,975.3	$1,969.3	$85.1	$2,054.3	
Consolidated Equity	1,325.5	1,454.9	1,567.6	1,948.3	1,936.6		1,936.6	
Double Leverage Ratio	100.6%	99.6%	97.4%	101.4%	101.7%		106.1%	
Interest Coverage								
Earnings:								
Income From Continuing Operations Before Taxes	**$159.6**	**$150.3**	**$146.7**	**$138.5**	**$73.2**	**($0.7)**	**$72.4**	
(+) Total Debt Interest Expense	12.5	12.4	12.7	8.6	1.7	1.7	3.4	
Earnings (Before Debt Interest Expense)	**$172.1**	**$162.7**	**$159.4**	**$147.1**	**$74.9**		**$75.8**	A
(+) Total Deposit Interest Expense	56.6	258.8	296.3	309.2	78.8		$78.8	
Earnings (Before Debt Interest + Deposit Interest Expense)	**$228.8**	**$421.5**	**$455.7**	**$456.3**	**$153.6**		**$154.6**	B
Interest:								
Total Debt Interest Expense	$12.5	$12.4	$12.7	$8.6	$1.7	$1.7	$3.4	
Interest Expense Excluding Deposit Interest	**$12.5**	**$12.4**	**$12.7**	**$8.6**	**$1.7**		**$3.4**	C
Total Deposit Interest Expense	56.6	258.8	296.3	309.2	78.8		78.8	
Interest Expense Including Deposit Interest	**$69.2**	**$271.2**	**$309.0**	**$317.8**	**$80.5**	**$1.7**	**$82.2**	D
Interest Coverage (Ex. Deposit Interest Expense) - A / C	**13.7x**	**13.1x**	**12.6x**	**17.1x**	**44.1x**		**22.4x**	
Interest Coverage (Inc. Deposit Interest Expense) - B / D	**3.3x**	**1.6x**	**1.5x**	**1.4x**	**1.9x**		**1.9x**	

Note: Figures may not foot due to rounding. [1]For illustrative purposes only, assumes a $100 million subordinated debt raise, net of customary offering and underwriting expenses, for net proceeds of $98.6 million. Assumes a 6.750% subordinated debt coupon rate and a 4.000% reinvestment yield on cash proceeds. Assumes 2 years of interest expense held at holding company with remaining proceeds downstreamed as equity to the bank subsidiary. Pro forma financials reflect the quarter ended 6/30/2026 adjusted for the offering.

34

35 KBRA Ratings & Outstanding Debt Summary Issuance Issuance Year Maturity Date Call Date Outstanding Debt ($000) Front-End Coupon Back-End Coupon February 2032 Subordinated Debt 2022 2/7/2032 3/30/2027 $47,500 Quarterly Fixed - 3.50% 3M SOFR + 205 bps October 2032 Subordinated Debt 2022 10/26/2032 12/30/2027 $40,000 Quarterly Fixed - 7.00% 3M SOFR + 306 bps December 2031 Subordinated Debt 2021 12/22/2031 12/31/2026 $5,000 Quarterly Fixed - 3.50% 3M SOFR + 242 bps Unamortized Fair Value Marks ($8,172) Total Subordinated Debt, Net $84,328 Outstanding Debt Summary All outstanding debt assumed in connection with acquisition of Southern States Bancshares, Inc. (July 2025) Latest Kroll Bond Rating Agency Affirmation Holding Company Bank Subsidiary Rating disclaimer: An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on materials and information, and such of their own investigations, studies and assumptions, as they deem appropriate. Ratings should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency. No report of any rating agency is incorporated by reference herein. 1Beginning on respective call date, the coupon structure migrates to floating rate through the end of the term of each debenture. As of June 18, 2026 KBRA FB Financial Corporation: Senior Unsecured Debt BBB+ Subordinated Debt BBB Short-Term Debt K2 Outlook Stable As of June 18, 2026 KBRA FirstBank: Deposit & Senior Unsecured Debt A- Subordinated Debt BBB+ Short-Term Deposit & Debt K2 Outlook Stable 1 1 1

GAAP Reconciliations and Use of Non-GAAP Financial Measures

Adjusted net income and diluted earnings per share

(dollars in thousands, except for share data)	Three Months Ended					Year-to-Date	Year Ended			
	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	YTD 2026[1]	2025	2024	2023	2022
Income before income taxes	**$ 73,156**	**$ 74,152**	**$ 69,819**	**$ 29,602**	**$ (9,735)**	**$ 147,308**	**$ 138,518**	**$ 146,670**	**$ 150,292**	**$ 159,574**
Less gain (loss) from securities, net	—	1	64	12	(60,549)	1	(60,457)	(56,378)	(13,973)	(376)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(377)	(320)	(131)	(646)	236	(697)	(1,166)	(2,167)	(27)	(265)
Less cash life insurance benefit	—	763	1,148	—	—	763	1,148	2,057	—	—
Less loss from changes in fair value of commercial loans held for sa	—	—	—	—	—	—	—	—	(2,114)	(5,133)
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	28,366	—	—	28,366	—	—	—
Plus early retirement, severance and other costs	—	—	1,395	—	—	—	1,395	1,478	8,449	—
Plus (gain) loss on lease terminations and other branch closure cos	(42)	5	12	270	—	(37)	282	—	1,770	(18)
Plus FDIC special assessment	—	—	—	—	—	—	—	500	1,788	—
Plus merger and integration costs	—	1,447	4,611	16,057	2,734	1,447	23,803	—	—	—
Plus mortgage restructuring and offering expense	—	—	—	—	—	—	—	—	—	12,458
Plus charitable contribution to FirstBank Foundation	—	—	1,130	—	—	—	1,130	—	—	—
Adjusted pre-tax net income	**73,491**	**75,160**	**75,886**	**74,929**	**53,312**	**148,651**	**253,969**	**205,136**	**178,413**	**177,788**
Income tax expense, adjusted for items above	14,586	16,889	14,392	17,323	3,778	31,475	45,227	45,855	37,380	39,750
Plus income tax benefit	$ —	$ —	$ —	$ —	$ (8,713)	$ —	(8,713)	$ —	$ —	$ —
Adjusted net income	**$ 58,905**	**$ 58,271**	**$ 61,494**	**$ 57,606**	**$ 40,821**	**$ 117,176**	**$ 200,029**	**$ 159,281**	**$ 141,033**	**$ 138,038**
Weighted average common shares outstanding - fully diluted	51,693,688	52,203,469	53,074,753	53,957,062	46,179,090	51,931,419	50,070,121	46,872,625	46,822,792	47,239,791
Diluted earnings per common share	$ 1.13	$ 1.10	$ 1.07	$ 0.43	$ 0.06	$ 2.24	$ 2.45	$ 2.48	$ 2.57	$ 2.64
Adjusted diluted earnings per common share	**$ 1.14**	**$ 1.12**	**$ 1.16**	**$ 1.07**	**$ 0.88**	**$ 2.26**	**$ 3.99**	**$ 3.40**	**$ 3.01**	**$ 2.92**

[1] Data as of June 30, 2026.

36

GAAP Reconciliations and Use of Non-GAAP Financial Measures

Adjusted tangible net income

(dollars in thousands)	Three Months Ended					Year-to-Date	Year Ended			
	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	YTD 2026[1]	2025	2024	2023	2022
Income before income taxes	**$ 73,156**	**$ 74,152**	**$ 69,819**	**$ 29,602**	**$ (9,735)**	**$ 147,308**	**$ 138,518**	**$ 146,670**	**$ 150,292**	**$ 159,574**
Plus amortization of core deposit and other intangibles	1,804	1,869	1,932	2,079	631	3,673	5,298	2,947	3,659	4,585
Less gain (loss) from securities, net	—	1	64	12	(60,549)	1	(60,457)	(56,378)	(13,973)	(376)
Less loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(377)	(320)	(131)	(646)	236	(697)	(1,166)	(2,167)	(27)	(265)
Less cash life insurance benefit	—	763	1,148	—	—	763	1,148	2,057	—	—
Less loss from changes in fair value of commercial loans held for sa	—	—	—	—	—	—	—	—	(2,114)	(5,133)
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	28,366	—	—	28,366	—	—	—
Plus early retirement, severance and other costs	—	—	1,395	—	—	—	1,395	1,478	8,449	—
Plus (gain) loss on lease terminations and other branch closure cos	(42)	5	12	270	—	(37)	282	—	1,770	(18)
Plus FDIC special assessment	—	—	—	—	—	—	—	500	1,788	—
Plus merger and integration costs	—	1,447	4,611	16,057	2,734	1,447	23,803	—	—	—
Plus mortgage restructuring and offering expense	—	—	—	—	—	—	—	—	—	12,458
Plus charitable contribution to FirstBank Foundation	—	—	1,130	—	—	—	1,130	—	—	—
Less income tax expense, adjusted for items above	15,056	17,376	14,895	17,864	3,942	32,432	46,606	46,623	38,334	40,944
Plus income tax benefit	$ —	$ —	$ —	$ —	$ (8,713)	$ —	$ (8,713)	$ —	$ —	$ —
Adjusted tangible net income	**$ 60,239**	**$ 59,653**	**$ 62,923**	**$ 59,144**	**$ 41,288**	**$ 119,892**	**$ 203,948**	**$ 161,460**	**$ 143,738**	**$ 141,429**

[1] Data as of June 30, 2026.

37

GAAP Reconciliations and Use of Non-GAAP Financial Measures

Adjusted efficiency ratio (tax-equivalent basis)

	Three Months Ended					Year-to-Date	Year Ended			
(dollars in thousands)	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	YTD 2026[1]	2025	2024	2023	2022
Total noninterest expense	$ 91,480	$ 95,164	$ 107,548	$ 109,856	$ 81,261	$ 186,644	$ 378,214	$ 296,899	$ 324,929	$ 348,346
Less early retirement, severance and other costs	—	—	1,395	—	—	—	1,395	1,478	8,449	—
Less (gain) loss on lease terminations and other branch closure cos	(42)	5	12	270	—	(37)	282	—	1,770	(18)
Less charitable contribution to FirstBank Foundation	—	—	1,130	—	—	—	1,130	—	—	—
Less FDIC special assessment	—	—	—	—	—	—	—	500	1,788	—
Less merger and integration costs	—	1,447	4,611	16,057	2,734	1,447	23,803	—	—	—
Adjusted noninterest expense	**$ 91,522**	**$ 93,712**	**$ 100,400**	**$ 93,529**	**$ 78,527**	**$ 185,234**	**$ 351,604**	**$ 294,921**	**$ 312,922**	**$ 335,906**
Net interest income	$ 148,972	$ 145,965	$ 149,804	$ 147,240	$ 111,415	$ 294,937	$ 516,100	$ 416,503	$ 407,217	$ 412,235
Net interest income (tax-equivalent basis)	149,788	146,774	150,642	148,088	112,236	296,562	519,393	419,091	410,562	415,282
Total noninterest income (loss)	25,780	26,375	28,795	26,635	(34,552)	52,155	43,910	39,070	70,543	114,667
Less gain (loss) from securities, net	—	1	64	12	(60,549)	1	(60,457)	(56,378)	(13,973)	(376)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(377)	(320)	(131)	(646)	236	(697)	(1,166)	(2,167)	(27)	(265)
Less cash life insurance benefit	—	763	1,148	—	—	763	1,148	2,057	—	—
Less loss from changes in fair value of commercial loans held for sale	—	—	—	—	—	—	—	—	(2,114)	(5,133)
Adjusted noninterest income	**26,157**	**25,931**	**27,714**	**27,269**	**25,761**	**52,088**	**104,385**	**95,558**	**86,657**	**120,441**
Total revenue	$ 174,752	$ 172,340	$ 178,599	$ 173,875	$ 76,863	$ 347,092	$ 560,010	$ 455,573	$ 477,760	$ 526,902
Adjusted revenue (tax-equivalent basis)	**$ 175,945**	**$ 172,705**	**$ 178,356**	**$ 175,357**	**$ 137,997**	**$ 348,650**	**$ 623,778**	**$ 514,649**	**$ 497,219**	**$ 535,723**
Efficiency ratio	52.3%	55.2%	60.2%	63.2%	105.7%	53.8%	67.5%	65.2%	68.0%	66.1%
Adjusted efficiency ratio (tax-equivalent basis)	**52.0%**	**54.3%**	**56.3%**	**53.3%**	**56.9%**	**53.1%**	**56.4%**	**57.3%**	**62.9%**	**62.7%**

[1] Data as of June 30, 2026.

38

39 Mortgage segment adjusted efficiency ratio (tax-equivalent basis) (dollars in thousands) Jun 2026 Mar 2026 Dec 2025 Sep 2025 Jun 2025 Mortgage segment noninterest expense $ 12,361 $ 13,588 $ 13,992 $ 12,887 $ 13,931 Mortgage segment adjusted noninterest expense $ 12,361 $ 13,588 $ 13,992 $ 12,887 $ 13,931 Mortgage segment net interest income $ 3,540 $ 2,843 $ 3,239 $ 2,381 $ 2,506 Mortgage segment noninterest income 11,377 12,413 13,588 13,557 13,168 Less gain on sales or w rite-dow ns of premises and equipment, other real estate ow ned and other assets, net 138 89 — — 33 Mortgage segment adjusted noninterest income 11,239 12,324 13,588 13,557 13,135 Mortgage segment total revenue $ 14,917 $ 15,256 $ 16,827 $ 15,938 $ 15,674 Mortgage segment adjusted total revenue $ 14,779 $ 15,167 $ 16,827 $ 15,938 $ 15,641 Mortgage segment efficiency ratio 82.9% 89.1% 83.2% 80.9% 88.9% Mortgage segment adjusted efficiency ratio (tax-equivalent basis) 83.6% 89.6% 83.2% 80.9% 89.1% Three Months Ended GAAP Reconciliations and Use of Non-GAAP Financial Measures

40 Tangible assets, common equity and related measures (dollars in thousands, except share data) Jun 2026 M ar 2026 D ec 2025 Sep 2025 Jun 2025 2025 2024 2023 2022 T angible assets Total assets $ 16,796,101 $ 16,468,439 $ 16,300,292 $ 16,236,459 $ 13,354,238 $ 16,300,292 $ 13,157,482 $ 12,604,403 $ 12,847,756 Less goodwill 350,353 350,353 350,353 350,353 242,561 350,353 242,561 242,561 242,561 Less intangibles, net 27,611 29,415 31,284 33,216 4,475 31,284 5,762 8,709 12,368 T angible assets $ 16,418,137 $ 16,088,671 $ 15,918,655 $ 15,852,890 $ 13,107,202 $ 15,918,655 $ 12,909,159 $ 12,353,133 $ 12,592,827 T angible co mmo n equity Total common shareholders' equity $ 1,936,531 $ 1,973,873 $ 1,948,165 $ 1,978,043 $ 1,611,130 $ 1,948,165 $ 1,567,538 $ 1,454,794 $ 1,325,425 Less goodwill 350,353 350,353 350,353 350,353 242,561 350,353 242,561 242,561 242,561 Less intangibles, net 27,611 29,415 31,284 33,216 4,475 31,284 5,762 8,709 12,368 T angible co mmo n equity $ 1,558,567 $ 1,594,105 $ 1,566,528 $ 1,594,474 $ 1,364,094 $ 1,566,528 $ 1,319,215 $ 1,203,524 $ 1,070,496 Common shares outstanding 49,976,755 51,418,024 51,752,401 53,456,522 45,807,689 51,752,401 46,663,120 46,848,934 46,737,912 Book value per common share $ 38.75 $ 38.39 $ 37.64 $ 37.00 $ 35.17 $ 37.64 $ 33.59 $ 31.05 $ 28.36 T angible bo o k value per co mmo n share $ 31.19 $ 31.00 $ 30.27 $ 29.83 $ 29.78 $ 30.27 $ 28.27 $ 25.69 $ 22.90 Total common shareholders' equity to total assets 11.5% 12.0% 12.0% 12.2% 12.1% 12.0% 11.9% 11.5% 10.3% T angible co mmo n equity to tangible assets 9.49% 9.91% 9.84% 10.1% 10.4% 9.8% 10.2% 9.74% 8.50% On-balance sheet liquidity Cash and cash equivalents $ 1,112,357 $ 1,157,763 $ 1,155,895 $ 1,280,033 $ 1,165,729 Unpledged securities 691,290 637,182 649,000 608,716 547,354 Equity securities, at fair value 6,000 — 155 1,450 — T o tal o n-balance sheet liquidity $ 1,809,647 $ 1,794,945 $ 1,805,050 $ 1,890,199 $ 1,713,083 On-balance sheet liquidity / total assets 10.8% 10.9% 11.1% 11.6% 12.8% On-balance sheet liquidity / to tal tangible assets 11.0% 11.2% 11.3% 11.9% 13.1% A s o f Quarter End A s o f D ecember 31, GAAP Reconciliations and Use of Non-GAAP Financial Measures

GAAP Reconciliations and Use of Non-GAAP Financial Measures

Adjusted return on average tangible common equity and related measures

(dollars in thousands)	Three Months Ended					Year-to-Date	Year Ended			
	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	YTD 2026[1]	2025	2024	2023	2022
Average common shareholders' equity	$ 1,987,199	$ 1,965,877	$ 1,956,633	$ 1,977,785	$ 1,583,099	$ 1,976,597	$ 1,776,945	$ 1,505,739	$ 1,374,831	$ 1,349,583
Less average goodwill	350,353	350,353	350,353	350,355	242,561	350,353	296,901	242,561	242,561	242,561
Less average intangibles, net	28,631	30,394	32,301	34,983	4,791	29,508	19,492	7,177	10,472	14,573
Average tangible common equity	**$ 1,608,215**	**$ 1,585,130**	**$ 1,573,979**	**$ 1,592,447**	**$ 1,335,747**	**$ 1,596,736**	**$ 1,460,552**	**$ 1,256,001**	**$ 1,121,798**	**$ 1,092,449**
Net income	$ 58,649	$ 57,526	$ 56,977	$ 23,375	$ 2,909	$ 116,175	$ 122,622	$ 116,035	$ 120,224	$ 124,555
Return on average common equity	11.8%	11.9%	11.6%	4.69%	0.74%	11.9%	6.90%	7.71%	8.74%	9.23%
Return on average tangible common equity	**14.6%**	**14.7%**	**14.4%**	**5.82%**	**0.87%**	**14.7%**	**8.40%**	**9.24%**	**10.7%**	**11.4%**
Adjusted tangible net income	$ 60,239	$ 59,653	$ 62,923	$ 59,144	$ 41,288	$ 119,892	$ 203,948	$ 161,460	$ 143,738	$ 141,429
Adjusted return on average tangible common equity	**15.0%**	**15.3%**	**15.9%**	**14.7%**	**12.4%**	**15.1%**	**14.0%**	**12.9%**	**12.8%**	**12.9%**

[1] Data as of June 30, 2026.

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FB FirstBank

GAAP Reconciliations and Use of Non-GAAP Financial Measures

Adjusted return on average assets, common equity and related measures

	Three Months Ended					Year-to-Date	Year Ended			
(dollars in thousands)	Jun 2026	Mar 2026	Dec 2025	Sep 2025	Jun 2025	YTD 2026[1]	2025	2024	2023	2022
Net income	$ 58,649	$ 57,526	$ 56,977	$ 23,375	$ 2,909	$ 116,175	$ 122,622	$ 116,035	$ 120,224	$ 124,555
Average assets	16,334,014	16,258,272	16,151,195	16,007,788	13,032,490	16,296,352	14,611,535	12,725,748	12,668,834	12,377,850
Average common equity	1,987,199	1,965,877	1,956,633	1,977,785	1,583,099	1,976,597	1,776,945	1,505,739	1,374,831	1,349,583
Return on average assets	1.44%	1.43%	1.40%	0.58%	0.09%	1.44%	0.84%	0.91%	0.95%	1.01%
Return on average common equity	11.8%	11.9%	11.6%	4.69%	0.74%	11.9%	6.90%	7.71%	8.74%	9.23%
Adjusted net income	$ 58,905	$ 58,271	$ 61,494	$ 57,606	$ 40,821	$ 117,176	$ 200,029	$ 159,281	$ 141,033	$ 138,038
Adjusted return on average assets	**1.45%**	**1.45%**	**1.51%**	**1.43%**	**1.26%**	**1.45%**	**1.37%**	**1.25%**	**1.11%**	**1.12%**
Adjusted return on average common equity	**11.9%**	**12.0%**	**12.5%**	**11.6%**	**10.3%**	**12.0%**	**11.3%**	**10.6%**	**10.3%**	**10.2%**
Adjusted pre-tax pre-provision net revenue	$ 83,607	$ 78,184	$ 77,118	$ 80,980	$ 58,649	$ 161,791	$ 268,881	$ 217,140	$ 180,952	$ 196,770
Adjusted pre-tax pre-provision return on average assets	**2.05%**	**1.95%**	**1.89%**	**2.01%**	**1.81%**	**2.00%**	**1.84%**	**1.71%**	**1.43%**	**1.59%**

[1] Data as of June 30, 2026.

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